POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Frank J. Fabozzi, whose signature appears below, constitutes and appoints Frank J. Jones, Joseph A. Caruso and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                                              /s/ Frank J. Fabozzi
                                         ------------------------------
                                                    Signature

Dated: April 15, 1996

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Joseph D. Sargent, whose signature appears below, constitutes and appoints Frank J. Jones, Joseph A. Caruso and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                                              /s/ Joseph D. Sargent
                                         ------------------------------
                                                    Signature

Dated: April 22, 1996

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Carl W. Schafer, whose signature appears below, constitutes and appoints Frank J. Jones, Joseph A. Caruso and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                                              /s/ Carl W. Schafer
                                         ------------------------------
                                                   Signature

Dated: April 18, 1996